MERRILL LYNCH FOCUS VALUE FUND, INC.

Supplement dated March 31, 2005 to the
Prospectus dated November 24, 2004

Effective April 1, 2005, the following changes will be made to the Prospectus of Merrill Lynch Focus Value Fund, Inc. (the “Fund”).

The section captioned “Risk/Return Bar Chart” beginning on page 5 is replaced in its entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance for Class B shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund’s shares for the periods shown with those of the Russell 1000® Value Index and the Standard & Poor’s 500 Index (S&P 500® Index), each a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 28.85% (quarter ended June 30, 1999) and the lowest return for a quarter was -22.78% (quarter ended September 30, 2002). The year-to-date return as of December 31, 2004 was 11.65%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Merrill Lynch Focus Value Fund — Class A#
Return Before Taxes*	6.59%	3.77%	12.09%

Merrill Lynch Focus Value Fund — Class B
Return Before Taxes*	7.65%	3.77%	12.00%‡
Return After Taxes on Distributions*	7.65%	2.25%	8.88%‡
Return After Taxes on Distributions
and Sale of Fund Shares*	4.98%	2.46%	8.66%‡

Merrill Lynch Focus Value Fund — Class C
Return Before Taxes*	10.63%	4.07%	11.82%

Merrill Lynch Focus Value Fund — Class I#
Return Before Taxes*	6.82%	4.03%	12.37%

Merrill Lynch Focus Value Fund — Class R
Return Before Taxes*†	12.13%	4.77%	12.49%

Russell 1000® Value Index**	16.49%	5.27%	13.83%

S&P 500® Index**	10.88%	-2.30%	12.07%

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees and sales charges.
**	The Russell 1000® Value Index and the S&P 500® Index each is a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
‡	Class B shares automatically convert to Class A shares after approximately eight years. All returns for periods greater than eight years reflect this conversion.
†	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

Code #: 10121-1104SUP